CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Interest expense to related party	¥ 13,532	¥ 41,918	¥ 151
Interest income to related party	3,447	127	206
Foreign currency translation, net of tax	0	0	0
Services and other revenues
Revenues, net of business tax, value-added tax and related surcharges, financing lease income from related party	¥ 0	¥ 0	¥ 5,081